UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AIM ImmunoTech Inc.

2117 SW Highway 484

Ocala FL 34473

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On April 30, 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of AIM IMMUNOTECH INC., a Delaware corporation (the “Company”). The Special Meeting will be held on April 30, 2025 at 11:00 a.m., EDT and will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online, for the following purpose:

1.	To approve a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board of Directors, a reverse stock split of our outstanding common stock at a ratio in the range of up to 1-for-100, with such ratio to be determined by our Board of Directors in its sole discretion. We refer to this proposal as the “Reverse Stock Split Proposal” or “Proposal 1.”

This item of business is more fully described in the Proxy Statement accompanying this Notice.

The meeting can be accessed by visiting www.cesonlineservices.com/aimsm_vm and entering the control number included in the proxy card in the enclosed proxy materials. You will not be able to attend the meeting in person.

The record date for the Special Meeting is March 25, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Stockholders’ Meeting

to Be Held on April 30, 2025 at 11:00 a.m., EDT.

The proxy statement is available at https://aimimmuno.com/stockholder-meeting/.

By Order of the Board of Directors,

/s/ Peter W. Rodino, III
Peter W. Rodino, III
Corporate Secretary
Ocala, FL
April 3, 2025

You are cordially invited to attend the virtual Special Meeting. You will not be able to attend the Special Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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AIM IMMUNOTECH INC.

2117 SW Highway 484

Ocala FL 34473

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

April 30, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of AIM ImmunoTech Inc. (sometimes referred to as the “Company” or “AIM”) is soliciting your proxy to vote at a Special Meeting of Stockholders to be held on April 30, 2025 (the “Special Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about April 11, 2025 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The Special Meeting will be held through a live webcast at www.cesonlineservices.com/aimsm_vm. You will not be able to attend the Special Meeting in person. Stockholders attending the virtual Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You are entitled to attend the Special Meeting if you were a stockholder as of the close of business on March 25, 2025 (the “Record Date”), or hold a valid proxy for the meeting. To participate in the Special Meeting, you must pre-register at www.cesonlineservices.com/aimsm_vm by 11:00 a.m. EDT on April 29, 2025 and enter the control number found next to the label “control number” included in the proxy card in the enclosed proxy materials. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number or proxy to vote.

Whether or not you participate in the Special Meeting, it is important that you vote your shares.

The Special Meeting will begin promptly at 11:00 a.m., EDT on April 30, 2025. We encourage you to access the Special Meeting a few minutes before it begins. Online check-in will start approximately 15 minutes before the meeting begins.

What if I cannot find my control number?

If you do not have your control number and you are a registered stockholder, please contact our proxy solicitor, Sodali & Co, LLC at (800) 662-5200, and they will be able to provide your control number to you. If you do not have a control number, you will be able to login as a guest. To view the meeting webcast go to www.cesonlineservices.com/aimsm_vm and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Special Meeting.

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What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Sodali & Co., our proxy solicitor assisting us in connection with the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

The Company’s list of stockholders as of the Record Date and entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, for 10 days prior to the Special Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business. If you wish to inspect the stockholder list, please submit your request, along with proof of ownership, by email to Laurie Santos at Laurie.Santos@AIMimmuno.com to schedule an appointment during ordinary business hours.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on March 25, 2025 will be entitled to vote at the Special Meeting. On the Record Date, there were 72,290,030 shares of common stock outstanding and entitled to vote. Whether or not you participate in the Special Meeting, it is important that you vote your shares.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC., then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, to ensure your vote is counted, we urge you to vote by proxy by using the enclosed proxy card, or by voting over the telephone or through the internet.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There is one matter scheduled for a vote:

●	Approval of a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board of Directors, a reverse stock split of our outstanding common stock at a ratio of up to 1-for-100, with such ratio to be determined by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal” or the “Proposal 1”).

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What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For the matter to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.

●	To vote online during the meeting, access the Special Meeting materials by following the instructions you will receive in your email and submit an electronic ballot during the meeting.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free (888) 693-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. To ensure your vote is counted, your telephone vote must be received before 11:59 p.m., EDT Time on April 29, 2025.

●	To vote through the internet, go to www.cesvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. To ensure your vote is counted, your internet vote must be received before 11:59 p.m., EDT on April 29, 2025.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. You must also register to attend the meeting at www.cesonlineservices.com/aimsm_vm using the control number as provided by your broker, bank or other agent.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

If you are a holder of our common stock, on each matter to be voted upon, you have one vote for each share of common stock you held as of the close of business on the Record Date.

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If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the Reverse Stock Split Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. The NYSE has advised us that Proposal 1 is considered to be “routine” under NYSE rules, meaning that your broker may vote your shares on Proposal 1 in the absence of your voting instructions.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on such matters. Because Proposal 1 is a “routine” matter, there will not be any broker non-votes at the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted. In addition, we have hired Sodali & Co. (“Sodali”) to solicit proxies. We expect to pay Sodali a fee of $25,000 plus reasonable expenses for these services.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	submit another properly completed proxy card with a later date;

●	grant a subsequent proxy by telephone or through the internet;

●	send a written notice that you are revoking your proxy to our Corporate Secretary at 2117 SW Highway 484, Ocala FL 34473; or

●	attend the Special Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

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Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes and abstentions.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve the proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1.	Reverse Stock Split Proposal	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting on such matter	No effect	Not applicable(1)

(1)	This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least 33 1/3 of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the Record Date, there were 72,290,030 shares outstanding and entitled to vote. Thus, the holders of 24,096,677 shares must be present or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

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How do I ask a question at the Special Meeting?

Only stockholders of record as of the Record Date may submit questions or comments at the Special Meeting. If you would like to submit a question, you may do so by joining the virtual meeting at www.cesonlineservices.com/aimsm_vm and typing your question in the box in the meeting portal.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Special Meeting when you log in prior to the start of the Special Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Special Meeting or our business and that such remarks are respectful of your fellow stockholders and meeting participants. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the “Question and Answer” portion of the Special Meeting.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement is available at https://aimimmuno.com/stockholder-meeting/.

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PROPOSAL 1

APPROVAL OF A SERIES OF ALTERNATE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK

BACKGROUND

Our Board of Directors has unanimously approved a series of alternate amendments to our Certificate of Incorporation, which would:

●	effect a reverse stock split (the “Reverse Stock Split”) of all issued and outstanding shares of our common stock at a ratio of up to 1-for-100.

Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of our common stock. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by our Board of Directors following the Special Meeting and prior to the one-year anniversary of the Special Meeting, or April 30, 2026. Our Board of Directors has recommended that these proposed amendments be presented to our stockholders for approval.

Our stockholders are being asked to approve these proposed amendments pursuant to Proposal 1, and to grant authorization to our Board of Directors to determine, at its option, whether to implement a Reverse Stock Split, including its specific timing and ratio.

Should we receive the required stockholder approvals for Proposal 1, our Board of Directors will have the sole authority to elect, at any time on or prior to the one-year anniversary of the Special Meeting and without the need for any further action on the part of our stockholders, whether to effect a Reverse Stock Split and the number of whole shares of our common stock, up to one hundred (100), that will be combined into one share of our common stock.

Notwithstanding approval of Proposal 1 by our stockholders, our Board of Directors may, at its sole option, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any Reverse Stock Split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board of Directors does not implement a Reverse Stock Split on or prior to the one-year anniversary of the Special Meeting, stockholder approval would again be required prior to implementing any Reverse Stock Split.

By approving Proposal 1, our stockholders will: (a) approve a series of alternate amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares of common stock up to one hundred (100) could be combined into one share of common stock; and (b) authorize our Board of Directors to file only one such amendment, as determined by the Board at its sole option, and to abandon each amendment not selected by the Board. Our Board of Directors may also elect not to undertake any Reverse Stock Split and therefore abandon all amendments.

APPROVAL OF REVERSE STOCK SPLIT OF OUR COMMON STOCK (PROPOSAL 1)

Our Board of Directors has adopted and is recommending that our stockholders approve a series of alternate amendments to our Certificate of Incorporation to effect a Reverse Stock Split. The text of the proposed form of Certificate of Amendment to Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached hereto as Appendix I.

We are proposing that our Board of Directors have the discretion to select the Reverse Stock Split ratio up to 1-for-100, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board of Directors the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board decides to implement a Reverse Stock Split, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at the time set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

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Reasons for Reverse Stock Split

To potentially improve the marketability and liquidity of our common stock. Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split should improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

To avoid potential delisting from the NYSE American. Our common stock is listed on the NYSE American (the “Exchange”) under the symbol “AIM.” The closing price of our common stock on the Exchange on March 28, 2025 was $0.121 per share. On December 11, 2024, we received an official notice of noncompliance with the Exchange’s continued listing requirements. This includes the need for us to have stockholders’ equity of $6.0 million or more. The Exchange’s review showed that we were not in compliance with that requirement. As required, we submitted a plan (the “Plan”) to the Exchange illustrating how we can regain compliance by June 11, 2026. The Exchange accepted our Plan. We are required to periodically report our progress to the Exchange. If we are not able to regain compliance by June 11, 2026, our common stock may be delisted from the Exchange. As of December 31, 2024, our stockholders’ deficit was ($1.3) million. We must increase our stockholders’ equity to be at least $6 million to regain compliance with this rule. If we are not able to raise sufficient capital as set forth in the Plan or by other means, we may be unable to regain compliance with the Exchange’s listing standards and our securities could be subject to delisting.

In the event that the price of our Common Stock drops to $0.10 per share, our Common Stock will automatically be delisted from the Exchange.

In the event that our common stock is delisted from the Exchange and is not eligible for quotation on another market or exchange, trading of our common stock could be conducted in the over-the-counter market or on an electronic bulletin board established for unlisted securities, such as the Pink Sheets or the OTC Markets. In such event, investors may face material adverse consequences, including, but not limited to:

●	a lack of trading market for the common stock, reduced liquidity and market price of the common stock;
●	decreased analyst coverage of the common stock, and an inability for us to obtain any additional financing to fund our operations that we may need;
●	Our common stock may be subject to the so-called “penny stock” rules:

◌	For any transaction involving a penny stock, unless exempt, the rules impose additional sales practice requirements and burdens on broker-dealers (subject to certain exceptions) and could discourage broker-dealers from effecting transactions in our stock, further limiting the liquidity of our shares, and an investor may find it more difficult to acquire or dispose of the common stock on the secondary market.

To meet stock price requirements. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

To mitigate stock price volatility. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

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To mitigate transaction costs. Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 1, our Board of Directors may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

●	our ability to maintain our listing on the NYSE American;

●	which Reverse Stock Split ratio would result in the least administrative cost to us;

●	prevailing general market and economic conditions; and

●	whether and when our Board of Directors desires to have the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our common stock for business and/or financial purposes, as well as to accommodate the shares of our common stock to be authorized and reserved for future equity awards.

Certain Risks and Potential Disadvantages Associated with Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price for a sustained period.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long-term investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of our common stock described above.

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The effective increase in the authorized number of shares of our common stock as a result of the Reverse Stock Split could have anti-takeover implications.

The implementation of a Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock that would become available for issuance if this Proposal 1 is approved and a Reverse Stock Split is implemented could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, the Board has adopted a stockholder rights plan which, under certain circumstances related to an acquisition of our securities that is not approved by the Board, gives certain holders the right to acquire additional shares of our common stock at a low price, and the Board may elect to maintain the rights plan indefinitely or adopt a new rights plan in the future. The Board also could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Proposal 1 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 1 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effects of Reverse Stock Split

After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, each stockholder will own a reduced number of shares of common stock. However, any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in AIM, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of a Reverse Stock Split will be that:

●	The stock price should not decrease to $0.10 triggering automatic delisting;
●	depending on the Reverse Stock Split ratio selected by the Board, up to one hundred (100) shares of our common stock owned by a stockholder will be combined into one new share of our common stock;
●	no fractional shares of common stock will be issued in connection with any Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;
●	the total number of authorized shares of our common stock will not be reduced proportionally to the Reverse Stock Split and, therefore, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock;
●	based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants (if any), which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and
●	the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

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The following table contains approximate information, assuming 72,290,030 pre-split shares are issued and outstanding based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	350,000,000	72,290,030	23,880,581	253,829,389
Post-Reverse Stock Split 1:25	350,000,000	2,891,601	955,223	346,153,176
Post-Reverse Stock Split 1:50	350,000,000	1,445,801	477,612	348,076,588
Post-Reverse Stock Split 1:75	350,000,000	963,867	318,408	348,717,725
Post-Reverse Stock Split 1:100	350,000,000	722,900	238,806	349,038,294

After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on the NYSE American under the symbol “AIM” immediately following the Reverse Stock Split.

Effective Time

The proposed Reverse Stock Split would become effective at 5:00 p.m., EDT, on the business day following the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date or other time as is set forth in the Certificate of Amendment, which date and time we refer to in this Proposal 1 as the Effective Time. Except as explained below with respect to fractional shares, effective as of the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a fewer number of new shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 1.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, AIM will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on the NYSE American during regular trading hours for the five consecutive trading days immediately preceding the Effective Time (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of March 25, 2025, there were 146 stockholders of record of our common stock. Upon stockholder approval of this Proposal 1, if our Board of Directors elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of common stock that will be combined into one share of common stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held 75 shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-100, then such stockholder would cease to be a stockholder of AIM following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. Based on our stockholders of record as of April 25, 2025, and assuming a Reverse Stock Split ratio of 1-for-50, we expect that cashing out fractional stockholders will reduce the number of stockholders of record to 118 record stockholders. In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Record and Beneficial Stockholders

If this Proposal 1 is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal 1 is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from AIM or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.001 per share after any Reverse Stock Split. As a result, on the Effective Time, the stated capital on our balance sheet attributable to the common stock would be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The net income or loss per share of common stock would be increased because there would be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retrospectively in our financial statements. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Certificate of Incorporation to allow for a Reverse Stock Split.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of a Reverse Stock Split that are generally expected to be applicable to U.S. Holders (as defined below) of our common stock who hold their common shares as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split.

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This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-reverse split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold the pre-reverse split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the alternative minimum tax, the Medicare contribution tax on net investment income, or special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our common stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

●	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. A U.S. Holder who receives solely a reduced number of shares of common stock will generally not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its old shares of common stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

A U.S. Holder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split should generally recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

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THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF A REVERSE STOCK SPLIT AS SET FORTH IN PROPOSAL 1.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 25, 2025, the Record Date, by: (i) each director; (ii) each of our named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Applicable percentage ownership is based on 72,290,030 shares of our common stock issued and outstanding as of March 25, 2025. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options and warrants held by such persons that are currently exercisable or convertible or will be exercisable or convertible within 60 days of March 25, 2025. However, these shares are not considered outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership(1)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% stockholders

All current executive officers and directors as a group (7 persons)	6,801,867	9.41%

(1)	The address for each director and executive officer is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala FL 34473.

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2025 Annual Meeting of Stockholders

Requirements for stockholder proposals to be brought before an annual meeting

Shareholder Proposals under Rule 14a-8. Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the 2025 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 stockholder proposals must be received by the Company’s Corporate Secretary at the Company’s principal executive offices (located at 2117 SW Highway 484, Ocala, Florida 34473) no later than July 7, 2025.

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Stockholder Proposals. Any stockholder of record of the Company who desires to submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than August 19, 2025 and no later than September 18, 2025. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no earlier than 120 days prior to the 2025 Annual Meeting and no later than the close of business on the later of 90 days prior to the 2025 Annual Meeting and the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of the 2025 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

Stockholder Nominations for Director Candidates. Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2025 Annual Meeting or submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such director nomination and/or make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than August 19, 2025 and no later than September 18, 2025. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no earlier than 120 days prior to the 2025 Annual Meeting and no later than the close of business on the later of 90 days prior to the 2025 Annual Meeting and the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of the 2025 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statement materials with respect to two or more stockholders sharing the same address by delivering a single set of these materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

For this meeting, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or us. Direct your written request to AIM ImmunoTech Inc., Attention: Corporate Secretary, 2117 SW Highway 484, Ocala FL 34473. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Peter W. Rodino III
Peter W. Rodino III
Corporate Secretary
Dated: April 3, 2025

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Appendix I

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF AIM IMMUNOTECH INC.

AIM ImmunoTech Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on December 17, 1990 under the name “HEM Research, Inc.” (the “Certificate of Incorporation”).

Subsection “D” of Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

D Stock Split.1

Effective as of the effective time of [5:00] p.m., [EDT/EST], on [Date] (the “Effective Time”), each [two (2) up to one hundred (100)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the Reverse Split) on the NYSE American during regular trading hours for the five (5) consecutive trading days immediately preceding the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above; provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

1	These amendments approve the combination of any whole number of shares of Common Stock up to one hundred (100) into one (1) share of Common Stock. By these amendments, the stockholders would approve each of the alternate amendments proposed by the Corporation’s Board of Directors. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Corporation’s Board of Directors to be in the best interests of the Corporation and its stockholders. The other amendments will be abandoned pursuant to Section 242(c) of the General Corporation Law of the State of Delaware. The Corporation’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.

This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware at a Special Meeting of Stockholders held on [   ], 2025.

All other provisions of the Certificate of Incorporation shall remain in full force and effect.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Thomas K. Equels, its President and Chief Executive Officer, this [    ] day of [    ], 202[   ].

By
Thomas K. Equels
President and Chief Executive Officer

A-2

AIM ImmunoTech Inc.
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230

AIM IMMUNOTECH INC.

SPECIAL MEETING OF STOCKHOLDERS

April 30, 2025

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of AIM ImmunoTech Inc. common stock for the special meeting of stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

Internet and telephone access is available 24 hours a day, 7 days a week.

VOTE VIA INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
Have your proxy card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote	Have your proxy card available when you call **Toll-Free 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote	Please mark, sign and date your proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230

If you vote on the Internet or by telephone, your vote must be received by 11:59 p.m. EDT on April 29, 2025. If you vote by mail, your vote must be received in sufficient time before the special meeting.

CONTROL NUMBER: ➔

➔ If voting by mail, please fold and detach card at perforation before mailing. ➔

AIM IMMUNOTECH INC. **PROXY**

The Board of Directors unanimously recommends a vote "FOR" Proposal 1.

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

____
(Signature) Date

____
(Signature if held jointly) Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU MAY VOTE ON THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EDT ON April 29, 2025. IF YOU DO NOT VOTE VIA THE INTERNET OR BY TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE SPECIAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held at 11:00 A.M., EDT on Wednesday, April 30, 2025.

If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact AIM ImmunoTech Inc.'s proxy solicitor:

SODALI &CO

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
Email: AIM@investor.Sodali.com

If voting by mail, please fold and detach card at perforation before mailing.

PROXY

SPECIAL MEETING OF STOCKHOLDERS

APRIL 30, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas K. Equels and Peter W. Rodino III or either of them as proxies, acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies with all powers that the undersigned would possess if personally present, as a holder of the Common Stock, par value $0.001 per share ("Common Stock"), of AIM ImmunoTech Inc., a Delaware corporation (the "Company"), and to vote all shares of Common Stock that the undersigned would be entitled to vote at the Special Meeting of Stockholders of the Company (including any adjournments, postponements, or continuations thereof, the "Special Meeting"), to be held virtually on Wednesday, April 30, 2025 at 11:00 A.M. EDT, and authorizes and instructs said proxies to vote in the manner directed on the reverse.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO SUCH DIRECTION IS GIVEN AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND, TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING. ONLY STOCKHOLDERS OF RECORD ON APRIL 25, 2025 MAY VOTE AT THE SPECIAL MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)